UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2013 is attached below.

Midstream/Energy Fund

KMF Semi-Annual Report

May 31, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end fund. We commenced operations on November 24, 2010. Our shares of common stock are listed on the New York Stock Exchange under the symbol “KMF.”

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms on page 35 for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2013, we had total assets of $1.1 billion, net assets applicable to our common stock of $737 million (net assets of $33.55 per share), and 22 million shares of common stock outstanding. As of May 31, 2013, we held $931.5 million in equity investments and $124.1 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2013

Investment Income.    Investment income totaled $6.6 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $9.6 million of dividends and distributions, of which $5.3 million was treated as return of capital. Interest and other income was $2.3 million. We received $2.6 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain and $0.1 million of non-cash dividends that are included in investment income.

Operating Expenses.    Operating expenses totaled $6.7 million, including $3.2 million of investment management fees, $2.3 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.4 million of other operating expenses. Preferred stock distributions for the quarter were $0.8 million.

Net Investment Loss.    Our net investment loss totaled $0.1 million.

Net Realized Gains.    We had net realized gains of $18.5 million, which includes $0.7 million of net realized gains from option activity and $0.4 million of net realized losses on interest rate swap contracts.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $40.7 million. The net change consisted of $39.7 million of unrealized gains from investments and $1.0 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $59.1 million. This increase was comprised of net investment loss of $0.1 million, net realized gains of $18.5 million and net change in unrealized gains of $40.7 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$9.6
Paid-In-Kind Dividends/Distributions and Non-Cash Dividends(1)	2.7
Interest and Other Income	2.3
Net Premiums Received from Call Options Written	2.0

Total Distributions and Other Income from Investments	16.6
Expenses
Investment Management Fee	(3.2)
Other Expenses	(0.4)
Interest Expense	(2.1)
Preferred Stock Distributions	(0.8)

Net Distributable Income (NDI)	$10.1

Weighted Shares Outstanding	22.0
NDI per Weighted Share Outstanding	$0.46

Adjusted NDI per Weighted Share Outstanding(2)	$0.46

Distributions paid per Common Share(3)	$0.455

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends.
(2)	There were no adjustments during the quarter.
(3)	The distribution of $0.455 per share for the second quarter of fiscal 2013 will be paid to common stockholders on July 19, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months,

•	Realized and unrealized gains generated by the portfolio.

On June 26, 2013, we declared a quarterly distribution of $0.455 per common share for the second quarter of fiscal 2013 (a total distribution of $10.0 million). The distribution represents an increase of 1.1% from the prior quarter’s distribution and an increase of 5.8% from the distribution for the quarter ended May 31, 2012. The distribution was paid on July 19, 2013 to common stockholders of record on July 12, 2013.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of paid-in-kind dividends whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written, is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2013 of $306 million was comprised of $205 million of senior unsecured notes (“Senior Notes”), $36 million outstanding under our unsecured revolving credit facility (“the Credit Facility”) and $65 million of mandatory redeemable preferred stock. Total leverage represented 29% of total assets at May 31, 2013. As of July 25, 2013, we had $57 million borrowed under our Credit Facility, and we had $8 million of cash.

The Credit Facility has a $100 million commitment amount and matures on January 20, 2014. The interest rate varies between LIBOR plus 1.75% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

asset coverage ratios. We pay a commitment fee of 0.35% per annum on any unused amounts of the Credit Facility. A full copy of the Credit Facility is available on our website www.kaynefunds.com.

At May 31, 2013, we had $205 million of Senior Notes outstanding, which mature between 2016 and 2023. On May 1, 2013, we completed a private placement with an institutional investor of $40 million of Senior Notes that mature in 2023. Net proceeds from the private placement of Senior Notes were used to repay borrowings under the Credit Facility, to make additional portfolio investments and for general corporate purposes. At May 31, 2013, we had $65 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption in 2018 and 2020.

At May 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 433% and 341% for debt and total leverage (debt plus preferred stock), respectively. Our long-term target asset coverage ratio with respect to our debt is 400%, but at times may be above or below our target depending on market conditions.

As of May 31, 2013, our total leverage consisted of both fixed rate (88%) and floating rate (12%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.07%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2013	November 30, 2012

Top 10 Holdings by Issuer

		Percent of Total Investments(2) as of
Holding	Sector(1)	May 31, 2013	November 30, 2012
1. The Williams Companies, Inc.	Midstream Company	7.9%	8.7%
2. Kinder Morgan Management, LLC	Midstream MLP	7.4	8.4
3. ONEOK, Inc.	Midstream Company	6.9	7.3
4. Kinder Morgan, Inc.	Midstream Company	6.8	7.1
5. Enbridge Energy Management, L.L.C.	Midstream MLP	5.8	3.7
6. Golar LNG Partners LP	Midstream Company	3.4	3.0
7. Buckeye Partners, L.P.	Midstream MLP	3.2	3.0
8. Spectra Energy Corp.	Midstream Company	2.7	2.5
9. Teekay Offshore Partners L.P.	Midstream Company	2.6	2.1
10. CenterPoint Energy, Inc.	Midstream Company	2.5	1.0

(1)	See Glossary of Key Terms for Definitions.
(2)	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 143.2%
Equity Investments(1) — 126.4%
United States — 120.1%
Midstream MLP(2)(3) — 56.6%
Access Midstream Partners, L.P.(4)	157	$6,745
Atlas Pipeline Partners, L.P.(4)	69	2,582
Buckeye Partners, L.P. — Class B Units(5)(6)	322	20,728
Buckeye Partners, L.P.(4)	192	12,688
Crestwood Midstream Partners LP	469	11,606
Crosstex Energy, L.P.	605	11,650
DCP Midstream Partners, LP	374	17,860
Enbridge Energy Management, L.L.C.(6)(7)	2,057	61,164
Energy Transfer Partners, L.P.	80	3,900
Enterprise Products Partners L.P.(4)	318	18,857
Exterran Partners, L.P.(4)	432	11,960
Global Partners LP	326	10,734
Inergy, L.P.	411	9,571
Inergy Midstream, L.P.	506	11,373
Kinder Morgan Management, LLC(4)(6)(7)	960	77,948
MarkWest Energy Partners, L.P.(4)(8)	152	9,975
Niska Gas Storage Partners LLC(4)	143	2,148
ONEOK Partners, L.P.(4)	217	11,247
Plains All American GP LLC — Unregistered(5)(7)(8)	7	22,725
Plains All American Pipeline, L.P.(8)	459	25,781
PVR Partners, L.P.(8)	332	8,562
Regency Energy Partners LP(4)	913	23,412
Summit Midstream Partners, LP	90	2,815
Targa Resources Partners LP	49	2,298
Tesoro Logistics LP	7	447
USA Compression Partners, LP	21	464
Western Gas Partners, LP(4)	105	6,195
Williams Partners L.P.(4)	230	11,475

		416,910

Midstream Company(2) — 55.0%
Capital Product Partners L.P.(9)	1,354	12,430
Capital Products Partners L.P., — Class B Units(5)(9)(10)	606	5,949
CenterPoint Energy, Inc.	1,159	26,870
Golar LNG Partners LP(4)(9)	1,073	35,762
Kinder Morgan, Inc.(4)	1,894	71,950
KNOT Offshore Partners LP(9)(11)	530	12,370
NiSource Inc.	372	10,685
ONEOK, Inc.(4)	1,629	73,514
Spectra Energy Corp.(4)	918	28,063
Targa Resources Corp.(4)	266	17,150
Teekay Offshore Partners L.P.(4)(9)	595	19,289
Teekay Offshore Partners L.P. — Series A Preferred Units (9)(12)	300	7,695
The Williams Companies, Inc.(4)	2,384	83,881

		405,608

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Other Energy — 6.9%
ConocoPhillips(4)			1	$49
Enduro Royalty Trust			132	2,101
HollyFrontier Corporation(4)			102	5,039
Marathon Petroleum Corporation(4)			83	6,839
Occidental Petroleum Corporation(4)			50	4,604
Pacific Coast Oil Trust			309	5,663
Phillips 66(4)			103	6,823
SandRidge Mississippian Trust II(13)			217	2,748
Seadrill Limited(4)			211	8,536
The Southern Company(4)			80	3,490
Valero Energy Corporation(4)			60	2,450
VOC Energy Trust			173	2,272

				50,614

Other — 1.0%
Navios Maritime Partners L.P.(9)			538	7,439

Other MLP(3) — 0.6%
BreitBurn Energy Partners L.P.			192	3,554
Emerge Energy Services LP(8)(11)			49	913
LRR Energy LP			7	100

				4,567

Total United States (Cost — $700,941)				885,138

Canada — 6.3%
Midstream Company(2) — 6.0%
AltaGas Ltd.			103	3,847
Enbridge Inc.			451	19,505
Keyera Corp.(4)			43	2,490
Pembina Pipeline Corporation(14)			598	18,695

				44,537

Other Energy — 0.3%
Crescent Point Energy Corp.			50	1,811

Total Canada (Cost — $41,211)				46,348

Total Equity Investments (Cost — $742,152)				931,486

	Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 16.8%
Upstream — 13.3%
Athlon Holdings, LP	7.375%	4/15/21	$5,600	5,838
Aurora Oil & Gas Limited	7.500	4/1/20	9,600	9,792
BlackBrush Oil & Gas, L.P.	(15)	6/3/19	4,700	4,653
Clayton Williams Energy, Inc.	7.750	4/1/19	8,371	8,601
Comstock Resources, Inc.	9.500	6/15/20	3,750	4,181
CrownRock, L.P.	7.125	4/15/21	4,500	4,658
Halcón Resources Corporation	9.750	7/15/20	15,250	15,917
Midstates Petroleum Company, Inc.	9.250	6/1/21	7,800	7,771
Midstates Petroleum Company, Inc.	10.750	10/1/20	3,850	4,119

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Upstream (continued)
Penn Virginia Corporation	8.500%	5/1/20	$9,000	$9,000
Resolute Energy Corporation	8.500	5/1/20	7,775	8,358
Rex Energy Corporation	8.875	12/1/20	11,000	11,798
Rice Drilling B LLC	(16)	10/22/18	3,600	3,618

				98,304

Midstream Company(2) — 2.4%
Crestwood Holdings LLC	(17)	6/18/18	5,750	5,851
Teekay Corporation	8.500	1/15/20	10,325	11,486

				17,337

Coal — 1.1%
Arch Coal, Inc.	7.250	6/15/21	9,500	8,455

Total Debt Investments (Cost — $118,795)				124,096

Total Long-Term Investments (Cost — $860,947)				1,055,582

	Strike Price	Expiration Date	No. of Contracts
Liabilities
Call Option Contracts Written(18)
United States
Midstream MLP
Access Midstream Partners, L.P.	$45.00	6/21/13	210	(5)
Access Midstream Partners, L.P.	45.00	7/19/13	210	(13)
Atlas Pipeline Partners, L.P.	39.00	6/21/13	210	(5)
Buckeye Partners, L.P.	70.00	7/19/13	1,000	(55)
Enterprise Products Partners L.P.	62.50	6/21/13	430	(6)
Exterran Partners, L.P.	30.00	7/19/13	800	(36)
Kinder Morgan Management, LLC	85.00	6/21/13	430	(11)
MarkWest Energy Partners, L.P.	70.00	6/21/13	210	(12)
Niska Gas Storage Partners LLC	15.00	7/19/13	210	(14)
ONEOK Partners, L.P.	55.00	6/21/13	420	(6)
Regency Energy Partners LP	25.00	6/21/13	1,000	(90)
Western Gas Partners, LP	60.00	6/21/13	130	(11)
Williams Partners L.P.	55.00	7/19/13	340	(10)

				(274)

Midstream Company
Golar LNG Partners LP	35.00	6/21/13	850	(28)
Kinder Morgan, Inc.	40.00	6/21/13	1,300	(16)
Kinder Morgan, Inc.	40.00	7/19/13	850	(30)
ONEOK, Inc.	50.00	6/21/13	850	(13)
ONEOK, Inc.	47.50	7/19/13	420	(34)
Spectra Energy Corp.	31.00	6/21/13	750	(26)
Spectra Energy Corp.	32.00	6/21/13	430	(6)
Spectra Energy Corp.	31.00	7/19/13	500	(32)
Targa Resources Corp.	70.00	6/21/13	500	(6)
Teekay Offshore Partners L.P.	32.00	6/21/13	390	(33)
The Williams Companies, Inc.	39.00	6/21/13	860	(4)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Midstream Company (continued)
The Williams Companies, Inc.	$38.00	7/19/13	1,500	$(37)
The Williams Companies, Inc.	39.00	7/19/13	500	(8)

				(273)

Other Energy
ConocoPhillips	60.00	6/21/13	8	(2)
HollyFrontier Corporation	55.00	6/21/13	1,000	(40)
Marathon Petroleum Corporation	87.50	6/21/13	200	(16)
Marathon Petroleum Corporation	85.00	7/19/13	600	(168)
Occidental Petroleum Corporation	85.00	6/21/13	250	(216)
Occidental Petroleum Corporation	87.50	6/21/13	250	(141)
Phillips 66	65.00	6/21/13	250	(77)
Phillips 66	67.50	6/21/13	750	(119)
Seadrill Limited	41.00	6/21/13	430	(13)
Seadrill Limited	42.00	7/19/13	420	(17)
The Southern Company	47.00	6/21/13	150	—
Valero Energy Corporation	44.00	6/21/13	300	(52)
Valero Energy Corporation	45.00	6/21/13	300	(35)

				(896)

Total United States (Premium Received — $1,997)				(1,443)

Canada
Midstream Company
Keyera Corp. (Premium Received — $10)	64.00	6/21/13	210	(2)

Total Call Option Contracts Written (Premiums Received — $2,007)				(1,445)

Credit Facility				(36,000)
Senior Unsecured Notes				(205,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(65,000)
Other Liabilities				(22,418)

Total Liabilities				(329,863)
Other Assets				11,317

Total Liabilities in Excess of Other Assets				(318,546)

Net Assets Applicable to Common Stockholders				$737,036

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the Glossary of Key Terms for the definition of Midstream Companies and Midstream MLPs.

(3)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at May 31, 2013. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	Distributions are paid-in-kind.

(7)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(8)	The Fund believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(9)	This company is structured like an MLP but is not treated as a publicly-traded partnership for RIC qualification purposes.

(10)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B unit will increase by an equal amount. If CPLP does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(11)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(12)	Series A Preferred Units represent perpetual equity interests in Teekay Offshore Partners L.P. (“TOO”) and are senior to the common units in terms of liquidation preference and priority of distributions. Series A Preferred Units do not have any conversion or exchange rights and pay quarterly cash distributions of $0.453125 per unit. At any time on or after April 30, 2018, TOO may redeem the Series A Preferred Units at a redemption price of $25.00 per unit plus all accumulated and unpaid distributions.

(13)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(14)	Investors of this security have the option to receive dividends in cash or in additional shares of the security (non-cash dividends) through the issuer’s dividend reinvestment program. The Fund has elected to receive its dividend in additional shares.

(15)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.25% LIBOR floor (7.75% as of May 31, 2013).

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 725 basis points with a 1.25% LIBOR floor (8.50% as of May 31, 2013).

(17)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 600 basis points with a 1.00% LIBOR floor (7.00% as of May 31, 2013).

(18)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $823,073)	$987,626
Affiliated (Cost — $37,874)	67,956

Total investments (Cost — $860,947)	1,055,582
Cash	2,285
Deposits with brokers	345
Receivable for securities sold	2,726
Interest, dividends and distributions receivable	3,473
Deferred debt issuance and preferred stock offering costs and other assets	2,488

Total Assets	1,066,899

LIABILITIES
Payable for securities purchased	17,863
Investment management fee payable	1,131
Call option contracts written (Premiums received — $2,007)	1,445
Accrued directors’ fees and expenses	48
Accrued expenses and other liabilities	3,376
Credit facility	36,000
Senior unsecured notes	205,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (2,600,000 shares issued and outstanding)	65,000

Total Liabilities	329,863

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$737,036

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (21,971,224 shares issued and outstanding and 197,400,000 shares authorized)	$22
Paid-in capital	523,597
Accumulated net investment income less distributions not treated as tax return of capital	(23,255)
Accumulated net realized gains less distributions not treated as tax return of capital	41,480
Net unrealized gains	195,192

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$737,036

NET ASSET VALUE PER COMMON SHARE	$33.55

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2013	For the Six Months Ended May 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$8,783	$17,102
Affiliated investments	826	1,628

Total dividends and distributions (after foreign taxes withheld of $56 and $119, respectively)	9,609	18,730
Return of capital	(5,249)	(9,959)

Net dividends and distributions	4,360	8,771
Interest and other income	2,269	5,332

Total investment income	6,629	14,103

Expenses
Investment management fees	3,248	6,079
Professional fees	108	221
Administration fees	59	113
Directors’ fees and expenses	46	95
Reports to stockholders	30	63
Custodian fees	31	59
Insurance	45	87
Excise taxes	—	410
Other expenses	106	161

Total expenses — before interest expense and preferred distributions	3,673	7,288
Interest expense and amortization of debt issuance costs	2,254	4,449
Distributions on mandatory redeemable preferred stock and amortization of offering costs	835	1,670

Total expenses	6,762	13,407

Net Investment Income (Loss)	(133)	696

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	18,169	22,695
Investments — affiliated	(7)	(46)
Foreign currency transactions	—	(16)
Options	670	1,730
Interest rate swap contracts	(385)	(385)

Net Realized Gains	18,447	23,978

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	32,373	78,096
Investments — affiliated	7,343	15,125
Foreign currency translations	(9)	(5)
Options	1,051	1,118

Net Change in Unrealized Gains	40,758	94,334

Net Realized and Unrealized Gains	59,205	118,312

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$59,072	$119,008

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment income(1)	$696		$3,648
Net realized gains	23,978		36,772
Net change in unrealized gains	94,334		64,045

Net Increase in Net Assets Resulting from Operations	119,008		104,465

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(19,561	)(2)	(28,368	)(3)
Distributions — net long-term capital gains	—	(2)	(8,804	)(3)

Dividends and Distributions to Common Stockholders	(19,561)		(37,172)

CAPITAL STOCK TRANSACTIONS
Issuance of 75,982 and 231,265 shares of common stock from reinvestment of dividends and distributions, respectively	2,363		5,889

Total Increase in Net Assets Applicable to Common Stockholders	101,810		73,182

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	635,226		562,044

End of period	$737,036		$635,226

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $1,606 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2013 will be characterized as a dividend (a portion of which may be eligible to be treated as qualified dividend income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $2,803 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as dividend income ($2,139) and as long-term capital gains ($664). This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2013 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either dividend income (a portion of which may be eligible to be treated as qualified dividend income) or distributions (long-term capital gains). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$119,008
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	9,959
Net realized gains (excluding foreign currency transactions)	(23,994)
Net unrealized gains (excluding foreign currency translations)	(94,339)
Accretion of bond discounts, net	(31)
Purchase of long-term investments	(335,692)
Proceeds from sale of long-term investments	294,441
Increase in deposits with brokers	(95)
Decrease in receivable for securities sold	561
Decrease in interest, dividends and distributions receivable	25
Amortization of deferred debt issuance costs	286
Amortization of mandatory redeemable preferred stock offering costs	64
Increase in other assets, net	(31)
Increase in payable for securities purchased	17,444
Increase in investment management fee payable	181
Decrease in call option contracts written, net	(241)
Increase in accrued expenses and other liabilities	318

Net Cash Used in Operating Activities	(12,136)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of credit facility	(12,000)
Proceeds from issuance of senior unsecured notes	40,000
Costs associated with issuance of senior unsecured notes	(386)
Cash distributions paid to common stockholders, net	(17,198)

Net Cash Provided by Financing Activities	10,416

NET DECREASE IN CASH	(1,720)
CASH — BEGINNING OF PERIOD	4,005

CASH — END OF PERIOD	$2,285

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $2,363 pursuant to the Fund’s dividend reinvestment plan.

During the six months ended May 31, 2013, interest paid was $4,055 and federal excise tax paid was $410.

During the six months ended May 31, 2013, the Fund received $4,884 of paid-in-kind dividends and $51 of non-cash dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,		For the Period November 24, 2010(1) through November 30, 2010
			2012	2011

Per Share of Common Stock(2)
Net asset value, beginning of period	$29.01		$25.94	$23.80	$23.83	(3)
Net investment income (loss)(4)	0.03		0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	5.40		4.64	3.12	(0.01)

Total income (loss) from operations	5.43		4.81	3.41	(0.03)

Common dividends(5)	(0.89)		(1.30)	(1.20)	—
Common distributions — long-term capital gains(5)	—		(0.41)	—	—
Common distributions — return of capital(5)	—		—	—	—

Total dividends and distributions — common	(0.89)		(1.71)	(1.20)	—

Effect of shares issued in reinvestment of distributions	—		(0.03)	(0.04)	—
Effect of issuance of common stock	—		—	(0.03)	—

Net asset value, end of period	$33.55		$29.01	$25.94	$23.80

Per share market value, end of period	$34.80		$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	27.7	%(7)	33.3%	(5.5)%	0.0	%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$737,036		$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(9)	1.8%		1.7%	1.6%	1.3%
Other expenses	0.2		0.3	0.3	0.3	(10)
Excise taxes	0.1		—	—	—

Subtotal	2.1		2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(4)	1.8		1.8	1.3	—
Management fee waiver	—		—	(0.3)	(0.3)

Total expenses	3.9%		3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(4)	0.2%		0.6%	1.1%	(1.3	)%(10)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	17.2	%(7)	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	30.2	%(7)	67.6%	74.1%	0.0	% (7)
Average net assets	$693,018		$620,902	$537,044	$452,775
Senior unsecured notes outstanding, end of period	205,000		165,000	115,000	—
Credit facility outstanding, end of period	36,000		48,000	45,000	—
Mandatory redeemable preferred stock, end of period	65,000		65,000	35,000	—
Average shares of common stock outstanding	21,934,489		21,794,596	21,273,512	19,004,000
Asset coverage of total debt(11)	432.8%		428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(12)	340.9%		328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(2)	$9.75		$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either a dividend (a portion of which may have been eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Ratio reflects total management fee before waiver.

(10)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidated value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, or if the investment is new, at the end of the month in which the investment was made.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of the month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2013, the Fund held 6.7% of its net assets applicable to common stockholders (4.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2013 was $49,402. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2013, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and six months ended May 31, 2013, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Dividends from investments	$5,537	$10,755
Distributions from investments	4,128	8,094

Total dividends and distributions from investments (before foreign taxes withheld of $56 and $119, respectively)	$9,665	$18,849

Dividends — % return of capital	30%	27%
Distributions — % return of capital	87%	87%
Total dividends and distributions — % return of capital	54%	53%
Return of capital — attributable to net realized gains (losses)	$1,957	$2,695
Return of capital — attributable to net change in unrealized gains (losses)	3,292	7,264

Total return of capital	$5,249	$9,959

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the six months ended May 31, 2013, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind and non-cash dividends in the form of additional units or shares from its investments in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Pembina Pipeline Corporation. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash dividends are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional units/shares of the security. The Fund estimates return of capital on these non-cash dividends. During the three and six months ended May 31, 2013, the Fund received the following paid-in-kind and non-cash dividends.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Paid-in-kind-dividends/distributions
Buckeye Partners, L.P. (Class B Units)	$332	$652
Crestwood Midstream Partners LP (Class C Units)(1)	—	94
Enbridge Energy Management, L.L.C.	1,053	1,708
Kinder Morgan Management, LLC	1,229	2,430

	$2,614	$4,884

Non-cash dividends
Pembina Pipeline Corporation	51	51

Total paid-in-kind and non-cash dividends/distributions	$2,665	$4,935

(1)	Converted to common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (long-term capital gains or return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

While the Fund intends to distribute income and capital gains in the manner to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first 5 years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2013, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Fund adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2013, and the Fund presents these assets by security type and description on its Schedule of Investments

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$931,486	$882,084	$—	$49,402
Debt investments	124,096	—	124,096	—

Total assets at fair value	$1,055,582	$882,084	$124,096	$49,402

Liabilities at Fair Value
Call option contracts written	$1,445	$—	$1,445	$—

For the three and six months ended May 31, 2013, there were no transfers between Level 1 and Level 2.

As of May 31, 2013, the Fund had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $205,000 and 2,600,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $65,000. The Senior Notes and mandatory redeemable preferred were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the senior unsecured notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$205,000	$214,400
Mandatory redeemable preferred stock	$65,000	$68,900

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2013.

Three Months Ended May 31, 2013	Equity Investments
Balance — February 28, 2013	$44,746
Purchases	5,006
Issuances	332
Transfers out	(8,291)
Relized gains (losses)	—
Unrealized gains, net	7,609

Balance — May 31, 2013	$49,402

Six Months Ended May 31, 2013	Equity Investments
Balance — November 30, 2012	$34,937
Purchases	9,006
Issuances	746
Transfers out	(8,291)
Realized gains (losses)	—
Unrealized gains, net	13,004

Balance — May 31, 2013	$49,402

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The $7,609 and $13,004 of unrealized gains presented in the tables above for the three and six months ended May 31, 2013 relate to investments that were still held at May 31, 2013, and the Fund includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $5,006 and $9,006 for the three and six months ended May 31, 2013 relate to the Fund’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuances of $332 and $746 for the three and six months ended May 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The Fund’s investments in the Class C Units of Crestwood Midstream Partners LP and common units of Inergy Midstream, L.P., became readily marketable during the fiscal second quarter of 2013 and are noted as transfers out of level 3 in the tables above.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Fund’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Fund utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next two calendar years. Based on this data, the Fund selects a range of multiples for each metric given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Fund applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Fund’s analysis focuses on EV/EBITDA multiples. The Fund selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Fund utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Fund’s estimate for required equity rate of return for such portfolio company).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

Under these valuation techniques, the Fund estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Fund’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Fund’s portfolio investments.

One of the Fund’s private investments is Class B units of Capital Product Partners L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s preferred units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of May 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average(1)
Equity securities of	$20,728	- Discount to publicly traded	- Current discount	2.7%	2.7%	2.7%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	122 days	122 days

Equity securities of	5,949	- Convertible pricing model	- Credit spread	6.8%	7.8%	7.3%
public companies –not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 4.0%	32.5% 4.0%	30.0% 4.0%

Equity securities of	22,725	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	22.0x	24.0x	23.0x
common units /			EV / 2014E EBITDA	19.0x	21.5x	20.3x
common equity			- Discount for marketability	12.5%	12.5%	12.5%

		- M&A analysis	- Selected EV / EBITDA multiples	20.0x	22.0x	21.0x

		- Discounted cash flow	- Equity rate of return	17.0%	19.0%	18.0%

Total	$49,402

(1)	Weighted average based on the fair value of investments in each category.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

4.	Taxes

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and any net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions.

As of May 31, 2013, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2012, the tax character of the total $37,172 distributions paid to common stockholders was $28,368 of dividend income and $8,804 of long-term capital gains, and the tax character of the total $2,803 distributions paid to mandatory redeemable preferred stock was $2,139 of dividend income and $664 of long-term capital gains.

The Fund is subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. See Note 2 — Taxes.

For the calendar year ended December 31, 2012, the Fund estimates that it had $10,300 of undistributed income for excise tax purposes. On December 18, 2012, the Board of Directors decided not to pay the Fund’s undistributed income during the 2012 calendar year based on the expectation that the income will be distributed to stockholders during the 2013 calendar year. As a result, during the six months ended May 31, 2013, the Fund paid estimated excise taxes of $410.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At May 31, 2013, the cost basis of investments for federal income tax purposes was $868,259, and the net cash received on option contracts written was $2,007. At May 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$197,663
Gross unrealized depreciation of investments (including options)	(9,777)

Net unrealized appreciation of investments before foreign currency related translations	187,886
Unrealized depreciation on foreign currency related translations	(5)

Net unrealized appreciation of investments	$187,881

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on making quarterly cash distributions to its stockholders. Under normal circumstances, the Fund will invest at least 80% of total assets in securities of companies in the Midstream/Energy Sector and will invest at least 50% of total assets in securities of Midstream MLPs and Midstream Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of midstream/energy sector. It will not invest more than

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”) which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. On September 27, 2012, the Fund renewed its agreement with KAFA for a period of one year, which expires on October 19, 2013. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the six months ended May 31, 2013, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of May 31, 2013, the Fund believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Fund. Mr. McCarthy also serves as a director on the board of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Fund, own units of Emerge. The Fund believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own units of Plains GP. The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

At May 31, 2013, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	322	$15,000	$20,728	$64.33	2.8%	1.9%
Capital Products Partners L.P.,
Class B Units	(2)	(3)	606	4,788	5,949	9.82	0.8	0.6
Plains All American GP LLC(4)
Common Units	(2)	(5)	7	8,436	22,725	3,261	3.1	2.1

Total				$28,224	$49,402		6.7%	4.6%

Level 2 Investments(6)
Senior Notes and Secured Term Loans
Athlon Holdings LP	(2)	(5)	$5,600	$5,660	$5,838	n/a	0.8%	0.6%
Aurora Oil & Gas Limited	(2)	(3)	9,600	9,699	9,792	n/a	1.3	0.9
BlackBrush Oil & Gas Limited	(2)	(5)	4,700	4,653	4,653	n/a	0.6	0.4
Crestwood Holdings LLC	(2)	(5)	5,750	5,721	5,851	n/a	0.8	0.6
CrownRock, L.P.	(2)	(5)	4,500	4,500	4,658	n/a	0.6	0.4
Midstates Petroleum Company, Inc.	(2)	(3)	3,850	4,049	4,119	n/a	0.6	0.4
Midstates Petroleum Company, Inc.	(2)	(3)	7,800	7,800	7,771	n/a	1.1	0.7
Penn Virginia Corporation	(2)	(3)	9,000	9,083	9,000	n/a	1.2	0.9
Rex Energy Corporation	(2)	(3)	11,000	11,032	11,798	n/a	1.6	1.1
Rice Drilling B LLC	(2)	(5)	3,600	3,538	3,618	n/a	0.5	0.3

Total				$65,735	$67,098		9.1%	6.3%

Total of all resttricted securities				$93,959	$116,500		15.8%	10.9%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the six months ended May 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	In determining the fair value for Plains GP, the Fund’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 6 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Fund’s valuation.

(5)	Unregistered security of a private company.

(6)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at May 31, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2013 were as follows:

Three Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at February 28, 2013	16,037	$1,640
Options written	27,770	2,645
Options subsequently repurchased(1)	(9,440)	(918)
Options exercised	(11,049)	(1,081)
Options expired	(2,900)	(279)

Options outstanding at May 31, 2013(2)	20,418	$2,007

(1)	The price at which the Fund subsequently repurchased the options was $527, which resulted in net realized gains of $391.

(2)	The percentage of total investments subject to call options written was 8.8% at May 31, 2013.

Six Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2012	25,165	$2,248
Options written	55,545	5,499
Options subsequently repurchased(1)	(26,340)	(2,284)
Options exercised	(27,018)	(2,869)
Options expired	(6,934)	(587)

Options outstanding at May 31, 2013	20,418	$2,007

(1)	The price at which the Fund subsequently repurchased the options was $1,141, which resulted in net realized gains of $1,143.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2013, the Fund did not have any interest rate swap contracts outstanding.

During the fiscal second quarter of 2013, the Fund entered into an interest rate swap contract ($40,000 notional amount) in anticipation of a private placement of Senior Notes. On April 17, 2013, the interest rate swap contract was terminated in conjunction with the pricing of the private placement, and resulted in a $385 realized loss.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2013
Call options	Call option contracts written	$(1,445)

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2013
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$670	$1,051
Interest rate swap contract	Interest rate swap contract	(385)	—

		$285	$1,051

		For the Six Months Ended May 31, 2013
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,730	$1,118
Interest rate swap contract	Interest rate swap contract	(385)	—

		$1,345	$1,118

9.	Investment Transactions

For the six months ended May 31, 2013, the Fund purchased and sold securities in the amounts of $335,692 and $294,441 (excluding short-term investments and options).

10.	Credit Facility

At May 31, 2013, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of banks. The Credit Facility has a three-year commitment maturing on January 20, 2014. The interest rate varies between LIBOR plus 1.75% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund pays a fee of 0.35% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2013, the average amount outstanding under the Credit Facility was $42,313 with a weighted average interest rate of 2.15%. As of May 31, 2013, the Fund had $36,000 outstanding under the Credit Facility at an interest rate of 2.06%.

11.	Senior Unsecured Notes

At May 31, 2013, the Fund had $205,000 aggregate principal amount of Senior Notes. On May 1, 2013, the Fund completed a private placement with an institutional investor of $40,000 of Senior Notes with an interest rate of 3.34% and a ten-year term. Net proceeds from the private placement Senior Notes were used to repay borrowings under the Fund’s Credit Facility, to make additional portfolio investments and for general corporate purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes at May 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Issued	Principal Outstanding, May 31, 2013	Estimated Fair Value May 31, 2013	Fixed Interest Rate	Maturity Date
A	$55,000	$—	$55,000	$58,100	3.93%	3/3/16
B	60,000	—	60,000	65,800	4.62%	3/3/18
C	50,000	—	50,000	52,000	4.00%	3/22/22
D	—	40,000	40,000	38,500	3.34%	5/1/23

	$165,000	$40,000	$205,000	$214,400

Holders of the Senior Notes are entitled to receive cash interest payments semi-annually (on September 3 and March 3) at the fixed rate. During the six months ended May 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 4.17%.

As of May 31, 2013, each series of Senior Notes were rate “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2013, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.	Preferred Stock

At May 31, 2013, the Fund had 2,600,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $65,000 ($25.00 per share).

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at May 31, 2013.

Series	Liquidation Value May 31, 2013	Estimated Fair Value, May 31, 2013	Rate	Mandatory Redemption Date
A	$35,000	$37,900	5.32%	3/3/18
B	30,000	31,000	4.50%	3/22/20

	$65,000	$68,900

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2013, each series of the Fund’s mandatory redeemable preferred stock was rated “AA” by FitchRatings. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend for all series of mandatory redeemable preferred stock rate will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2013, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At May 31, 2013, the Fund had 197,400,000 shares of common stock authorized and 21,971,224 shares outstanding. As of that date, KAFA owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2013 were as follows:

Shares outstanding at November 30, 2012	21,895,242
Shares issued through reinvestment of distributions	75,982

Shares outstanding at May 31, 2013	21,971,224

14.	Subsequent Events

On June 26, 2013, the Fund declared its quarterly distribution of $0.455 per common share for the fiscal second quarter of 2013 for a total of $9,997. The distribution will be paid on July 19, 2013 to common stockholders of record on July 12, 2013. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,142 was reinvested into the Fund through the issuance of 34,652 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this Semi-Annual Report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes. This includes companies structured like MLP’s, but not treated as a publicly-traded partnership for RIC qualification purposes. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. (“KMF”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ Payment history and transaction history

■ Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KMF chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KMF share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KMF

What we do
How does KMF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KMF has adopted internal policies to protect your non-public personal information.

How does KMF collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KMF does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KMF does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KMF doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Fund’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in a privately negotiated transactions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 27, 2013, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 13, 2013 (the “Record Date”), the Fund had 21,971,224 outstanding shares of common stock and 2,600,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 21,958,300 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Albert L. Richey and William R. Cordes as Class III directors, each to serve for a term of three years until the Fund’s 2016 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Richey requires the affirmative vote of the holders of a majority of the Fund’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 1,960,000 shares were cast in favor and no shares withheld authority in the election of Mr. Richey.

The election of Mr. Cordes required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 21,705,595 shares were cast in favor and 252,707 shares withheld authority in the election of Mr. Cordes.

As a result of the vote on this matter, Mr. Richey and Mr. Cordes were each elected to serve as a director of the Fund for a three-year term.

Barry R. Pearl and William L. Thacker continued as directors with terms expiring on the date of the Fund’s 2015 annual meeting of stockholders; Kevin S. McCarthy continued as a director with a term expiring on the date of the Fund’s 2014 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 21,766,391 shares were cast in favor, 86,600 shares were cast against, 105,309 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

Date: July 26, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 26, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 26, 2013	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.